SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                           reported): August 21, 2003


                                HORIZON PCS, INC.

                     (Exact name of registrant as specified
                                 in its charter)


         Delaware                    333-51240                   31-1707839
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


      68 East Main Street
       Chillicothe, Ohio                                      45601-0480
    (Address of principal                                    (Zip Code)
      executive offices)

                                 (740) 772-8200
               (Registrant's telephone number including area code)



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ITEM 9.  REGULATION FD DISCLOSURE.

     On August 21, 2003, Horizon Personal Communications, Inc. and Bright Personal Communications Services, LLC, subsidiaries of Horizon PCS, Inc. (collectively, "Horizon") filed a lawsuit in the United States District Court for the Southern District of Ohio, Eastern Division, against Sprint Corporation, Sprint Spectrum, L.P., Wirelessco, L.P. and Sprintcom, Inc. (collectively, "Sprint"), alleging wrongful conduct on the part of Sprint in its relationship and business dealings with Horizon. In the Complaint, Horizon asserts claims under the federal RICO laws and similar Ohio state laws, and also asserts fraud, negligent misrepresentation, conversion, breach of contract and breach of fiduciary duties. A copy of the Complaint is annexed hereto as Exhibit 99.1 and incorporated herein by reference.

     Any statement in this Form 8-K or in the annexed Complaint that is not a statement of historical fact may be deemed to be a forward-looking statement, which involves known and unknown risks, uncertainties and other factors which may cause the actual results of Horizon PCS (the "Company"), or its performance or achievements, to be materially and significantly different from any future results, performance or achievements expressed or implied by such forward-looking statements. There can be no guarantee that Horizon will prevail in the lawsuit referenced above. For further information about the risks inherent in the Company's business, see "Risk Factors" in the Company's Form 10-K for the year ended December 31, 2002, and the Company's Form 10-Q filed on August 15, 2003.

EXHIBITS

Exhibit
Number    Description
-------   -----------

99.1 Complaint filed August 21, 2003, in the U.S. District Court for the Southern District of Ohio, Eastern Division, by Horizon Personal Communications, Inc. and Bright Personal Communications Services, LLC, Plaintiffs, versus Sprint Corporation, Sprint Spectrum, L.P., Wirelessco, L.P. and Sprintcom, Inc., Defendants.


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HORIZON PCS, INC.

Date:   August 21, 2003                By: /s/ Peter M. Holland
                                           -------------------------------------
                                           Peter M. Holland
                                           Chief Financial Officer
                                           (Principal Financial and
                                            Accounting Officer)


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


                                  EXHIBIT INDEX


Exhibit
Number    Description
-------   -----------
99.1 Complaint filed August 21, 2003, in the U.S. District Court for the Southern District of Ohio, Eastern Division, by Horizon Personal Communications, Inc. and Bright Personal Communications Services, LLC, Plaintiffs, versus Sprint Corporation, Sprint Spectrum, L.P., Wirelessco, L.P. and Sprintcom, Inc., Defendants.




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